UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010 (July 1, 2010)

ALLIED HEALTHCARE INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

New York	1-11570	13-3098275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-0064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On July 1, 2010, Allied Healthcare International Inc. (the “Company”) issued a press release in which it announced that that it has requested the cancellation of admission to trading of its depository interests on the Alternative Investment Market (AIM) of the London Stock Exchange. Cancellation will become effective as of 7:00 a.m., U.K. time, on August 20, 2010. The depository interests will trade on AIM through the close of business on August 19, 2010.

The shares of common stock of the Company will continue to trade on the Nasdaq Global Select Market after the cancellation of admission to trading on AIM of the depository interests.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:
99.1	Press release, dated July 1, 2010, of Allied Healthcare International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2010

ALLIED HEALTHCARE INTERNATIONAL INC.

By: _/s/ Marvet Abbassi
Name: Marvet Abbassi
Title: Financial Controller